2014 Investor Day – November 18, 2014 Maracay Homes – Pardee Homes – Quadrant Homes – Trendmaker Homes – TRI Pointe Homes – Winchester Homes Exhibit 99.1

Forward Looking Statements
Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements.  These forward-looking statements may include projections and estimates concerning the timing and success of specific projects, our ability to achieve the anticipated benefits of the Weyerhaeuser Real Estate Company (WRECO) transaction and our future production, operational and financial results, financial condition, prospects, and capital spending.  Our forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,”
“goal,” “will,” or other words that convey future events or outcomes.  The forward-looking statements in this presentation speak only as of the date of this presentation, and we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly.  These forward-looking statements are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.  The following factors, among others, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements: the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar; market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; levels of competition; the successful execution of our internal performance plans, including restructuring and cost reduction initiatives; global economic conditions; raw material prices; energy prices; the effect of weather; the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters;
transportation costs; federal and state tax policies; the effect of land use, environment and other governmental regulations;
legal proceedings; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the risk that disruptions from the WRECO transaction will harm our business; our ability to achieve the benefits of the WRECO transaction in the estimated amount and the anticipated timeframe, if at all; our ability to integrate WRECO successfully and to achieve the anticipated synergies therefrom; changes in accounting principles; our relationship, and actual and potential conflicts of interest, with
Starwood Capital Group or its affiliates; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission.  The foregoing list is not exhaustive.
New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.

Legacy TRI Pointe Homes – The Beginning
Apr. 2009
TRI Pointe
was
established
Jul. - Oct. 2009
Began fee-building
projects with The
Irvine Company
and Resmark
Capital
Sept. 2010
Received $150mm
equity commitment
from Starwood
Capital
2012
Fee-building was a capital-
efficient method of establishing
the company
Rapid expansion of owned projects
through deployment of Starwood equity
investment and primary IPO proceeds
TRI Pointe was established in 2009 to capitalize on the unique market opportunities of the housing recovery in California and other Southwestern markets.
(1) Includes land under a purchase contract or option contract as of September 30, 2014.
2011:
Acquired 353 lots in 6
communities
2012:
Acquired 511 lots
in 8 communities
2011 2009 2010 2013
2013:
Acquired 1,903 lots
in 24 communities
2014
Jan. 2013
TPH goes public
(1st Homebuilder
IPO since 2004)
July 2014
Completed $2.8 bn
WRECO
transaction

In November 2013, TRI Pointe Homes (“TRI Pointe”) and Weyerhaeuser Company
(“Weyerhaeuser”) entered into a definitive agreement pursuant to which Weyerhaeuser Real
Estate Company (“WRECO”) was combined with TRI Pointe in a “Reverse Morris Trust”
transaction
TRI Pointe issued 129.7 million shares to Weyerhaeuser shareholders
(1)
Immediately after the closing of the transaction, Weyerhaeuser and TRI Pointe shareholders owned approximately
80.4% and 19.6%, respectively, of the combined company
(2)
Weyerhaeuser received a $739 million cash payment as part of the transaction funded by $900 million in senior unsecured notes
Transaction combines industry-leading management at TRI Pointe with WRECO's strong local market franchises and management teams
—
Corporate name will be TRI Pointe Group while regional brands will be maintained
—
Central functions to be consolidated in Irvine HQ, with limited integration planned at the WRECO homebuilding companies
—
Anticipate annual synergies of $21 million by the end of 2015 and $30 million annually thereafter
Top 10 homebuilder by combined equity market value
(4)
Growth-oriented, pure-play homebuilder represents attractive investment at current point in the housing cycle
TPH / WRECO Transaction July 2014
(1) Excluding shares to be issued on exercise or vesting of equity awards held by WRECO employees that were assumed by TRI Pointe in connection with the transaction.
(2) At the closing of the transaction, outstanding equity awards of WRECO and TRI Pointe employees represented 0.78% and 0.18%, respectively, of the then outstanding TRI Pointe common stock on a fully diluted basis.
(3) Includes land under a purchase contract or option contract as of September 30, 2014.
(4) Equity market value of $2.4bn based on 161,340,261 shares outstanding at the closing price of $14.87 on November 14, 2014.
(3)
The combined company will focus on some of the most attractive housing markets in the U.S.
and has a combined land position of approximately 30,000 lots owned or controlled

Best-in-Class Executive Leadership Team
• Chairman and CEO of Starwood
Capital Group since 1991
• Former Chairman and CEO of
Starwood Hotels & Resorts
• Current Chairman and CEO of
Starwood Property Trust, Inc.
Barry S. Sternlicht
Chairman of the Board
Thomas Mitchell
President and COO
Douglas Bauer
Chief Executive Officer
Michael Grubbs
Chief Financial Officer
• 25 years of real estate and
homebuilding experience
• Former President and COO of
William Lyon Homes
• Previously, managed WLH
Northern California Division
• 25 years of real estate and
homebuilding experience
• Former EVP and Southern
California Regional President at
William Lyon Homes
• 25 years of real estate and
homebuilding experience
• Former SVP / CFO of William
Lyon Homes
• Previously, real estate
accountant at Kenneth Leventhal
Operational Management Team
Pardee
SD- Beth Fischer
IE- Mike Taylor
LV- Klif Andrews
Combined Yrs in Industry: 65
Winchester
Alan Shapiro
Yrs in Industry: 29
Trendmaker
Will Holder
Yrs in Industry: 21
Quadrant
Ken Krivanec
Yrs in Industry: 25
Maracay
Andy Warren
Yrs in Industry: 27
83
Employees
Working together for over 20 years, TRI Pointe senior management has significant experience running a large, geographically diverse, growth-oriented public homebuilder. Deep managerial talent at each operating division with key local relationships supports dynamic tailored growth strategies.
104
Employees
147
Employees
154
Employees
277
Employees
TRI Pointe Homes
So Cal – Tom Grable
No Cal – Jeff Frankel
Denver – Matt Osborn
Combined Yrs in Industry: 65
222
Employees
Note: Employee numbers as of October 2014.

TRI Pointe Group – Executive Management Team
BOARD OF DIRECTORS
VP
HUMAN RESOURCES
DAN SHEA
FINANCIAL SERVICES
TRI POINTE SOLUTIONS
HOMEBUILDER
TRI POINTE HOMES
HOMEBUILDER
PARDEE HOMES
PRESIDENT AND  CHIEF
OPERATING OFFICER
TOM MITCHELL
VP CORPORATE
MARKETING
LINDA MAMET
VP & GENERAL
COUNSEL
BRAD BLANK
HOMEBUILDER
QUADRANT HOMES
HOMEBUILDER
MARACAY HOMES
CHIEF EXECUTIVE
OFFICER
DOUG BAUER
VP
I T
BOB D'UNGER
VP
FINANCE
CHRIS MARTIN
CHIEF ACCOUNTING
OFFICER
GLENN KEELER
CHIEF FINANCIAL
OFFICER
MIKE GRUBBS
HOMEBUILDER
TRENDMAKER HOMES
HOMEBUILDER
WINCHESTER HOMES

TRI Pointe GROUP

TRI Pointe HOMES

QUADRANT HOMES
Built Your Way.

WINCHESTER HOMES
YOUR HOME YOUR WAY

PardeeHomes

Maracay Homes
Choices for the way you want to live.

TRENDMAKER HOMES

Market: Greater Puget Sound Area
LTM Orders: 348   LTM Deliveries: 326
LTM Revenue: $126,531       LTM ASP: $388
Lots Owned or Controlled: 1,482
Markets: Washington DC,
Richmond
LTM Orders: 331
LTM Deliveries:431
LTM Revenue: $301,294
LTM ASP: $699
Lots Owned or Controlled: 2,934
Markets: Phoenix, Tucson
LTM Orders: 382    LTM Deliveries:477
LTM Revenue: $172,188          LTM ASP: $361
Lots Owned or Controlled: 1,752
Combined LTM Orders: 3,178 Combined LTM Deliveries: 3,413
Combined LTM Revenue: $1,778,226      Combined LTM ASP: $521
Combined Lots Owned or Controlled: 30,111
Markets: Orange County, Los
Angeles, San Diego, San
Francisco Bay Area, Denver
LTM Orders: 576
LTM Deliveries: 521
LTM Revenue: $404,539
LTM ASP:$776
Lots Owned or Controlled:
3,778
Leading Brand Names Targeted to Specific Markets
Markets: Los Angeles/Ventura,
Inland Empire, San Diego, Las
Vegas
LTM Orders: 982
LTM Deliveries: 1,108
LTM Revenue: $507,563
LTM ASP: $458
Lots Owned or Controlled:
18,097
Market: Houston
LTM Orders: 559 LTM Deliveries: 550
LTM Revenue: $266,111 LTM ASP: $484
Lots Owned or Controlled: 2,068
As used in this presentation, LTM data are audited and means information for the twelve months period ended September 30, 2014.  LTM data have been derived by adding the data for the nine month period ended September 30, 2014 to the data for the twelve month period ended December 31, 2013 and then subtracting the data for the nine month period ended September 30, 2013.  LTM data may not be indicative for the results that may be expected for the year ending December 31, 2014.

National Economic Overview
Source: BLS October 2014
Top Job Growth Markets Ranked by Change in Emp. – Sept 2014
Rank Metropolitan Area Sept. 2014 Net Change % Change
1 New York-Northern New Jersey-Long Island, NY-NJ-PA 8,840,600 130,500 1.5%
2 Houston-Sugar Land-Baytown, TX 2,921,700 119,400 4.3%
3 Los Angeles-Long Beach-Santa Ana, CA 5,679,100 102,000 1.8%
4 Dallas-Fort Worth-Arlington, TX 3,219,100 100,200 3.2%
5 Miami-Fort Lauderdale-Pompano Beach, FL 2,415,500 69,200 2.9%
6 San Francisco-Oakland-Fremont, CA 2,175,500 60,900 2.9%
7 Atlanta-Sandy Springs-Marietta, GA 2,468,600 51,900 2.1%
8 Seattle-Tacoma-Bellevue, WA 1,851,900 50,200 2.8%
9 Boston-Cambridge-Quincy, MA-NH NECTA 2,613,400 45,300 1.8%
10 Chicago-Joliet-Naperville, IL-IN-WI 4,518,600 45,000 1.0%
11 Phoenix-Mesa-Glendale, AZ 1,859,900 41,200 2.3%
12 Orlando-Kissimmee-Sanford, FL 1,108,600 39,900 3.7%
13 Denver-Aurora-Broomfield, CO 1,347,600 38,800 3.0%
14 San Jose-Sunnyvale-Santa Clara, CA 1,004,900 34,300 3.5%
15 San Diego-Carlsbad-San Marcos, CA 1,345,500 33,300 2.5%
16 Austin-Round Rock-San Marcos, TX 901,300 31,400 3.6%
17 Minneapolis-St. Paul-Bloomington, MN-WI 1,843,200 31,000 1.7%
18 Riverside-San Bernardino-Ontario, CA 1,258,300 29,900 2.4%
19 Portland-Vancouver-Hillsboro, OR-WA 1,071,000 27,200 2.6%
20 Nashville-Davidson-Murfreesboro-Franklin, TN 843,100 25,500 3.1%
Current Markets
Potential Future
Markets

Family Of Homebuilders

TRI Pointe GROUP

WINCHESTER HOMES®

YOUR HOME YOUR WAY™

Md.

Maryland and Virginia
• Founded in 1979 – over 19,000 homes delivered since
inception
• Your Home + Your Way – building broad product offering of
innovative and flexible home designs
• Developer and Builder in Maryland and Virginia
LTM Orders: 331
LTM Deliveries: 431
LTM Revenue: $301,294
LTM ASP: $699
Lots Owned or Controlled: 2,934

California and Nevada
• Founded in 1921 – over 68,000 homes delivered in CA and
NV since 1969
• A Home for Every Buyer – diverse product portfolio of both premier SFA and SFD Homes
• Masterplan Developer and Home Builder in LA / Ventura,
Inland Empire, San Diego and Las Vegas
LTM Orders: 982
LTM Deliveries: 1,108
LTM Revenue: $507,563
LTM ASP: $458
Lots Owned or Controlled: 18,097

Washington State
• Founded in 1959 - delivered over 15,000 homes since
inception
• Focus on 6 core counties in the Puget Sound area targeting premium entry level through move-up segment offering
Northwest contemporary designs with high level of
customization
• Price ranges from $220k - $985k
LTM Orders: 348
LTM Deliveries: 326
LTM Revenue: $126,531
LTM ASP: $388
Lots Owned or Controlled: 1,482

California and Colorado
• Founded 2009 – with Southern California operations,
established Northern California operations in 2011 and
Colorado in 2012.  Initial IPO in January 2013
• Focus on growth markets in Southwestern US particularly
coastal California (Northern & Southern)
• Diversified premium product offering with both SFA and SFD products ranging from $300k to over $1.6M
LTM Orders: 576
LTM Deliveries: 521
LTM Revenue: $404,539
LTM ASP: $776
Lots Owned or Controlled: 3,778

TRI Pointe GROUP

Maracay Homes

Choices for the way you want to live.

Arizona
• Founded in 1991 – acquired by WRECO in 2006 – over
7,700 homes delivered since inception
• Broad range of product offerings in Phoenix and Tucson
markets with appeal to affluent first-time and move-up
segments
• Price range from $206k to over $500k
LTM Orders: 382
LTM Deliveries: 477
LTM Revenue: $172,188
LTM ASP: $361
Lots Owned or Controlled: 1,752

Texas
• Founded in 1971 – over 12,000 homes delivered since
inception – acquired by WRECO in 1980
• Broad reach of product type ranging from $276k to $848k
• Affordable luxury homes built primarily in suburban
locations
• Select land development opportunities in the Houston
market
LTM Orders: 559
LTM Deliveries: 550
LTM Revenue: $266,111
LTM ASP: $484
Lots Owned or Controlled: 2,068

Land Supply

Combined Lot Position
Market Owned Controlled Total Lots % Owned LTM Deliveries
Years of
Supply
Southern California 16,001 384 16,385 98% 1,168 14.0
Northern California 2,399 359 2,758 87% 140 19.7
Colorado 390 273 663 59% 42 15.8
Maryland / Virginia 2,382 552
2,934 81% 431 6.8
Arizona 1,275 477
1,752 73% 477 3.7
Nevada 1,629 440 2,069 79% 279 7.4
Texas 757 1,311 2,068 37% 550 3.8
Washington 1,055 427 1,482 71% 326 4.5
Total 25,888 4,223 30,111 86% 3,413 8.8
As of September 30, 2014
Geographic Breakdown
Significant Land Supply to Fuel Growth
Southern California
55%
Northern California
9%
Colorado
2%
MD / VA
9%
Arizona
6%
Nevada
7%
Texas
7%
Washington
5%

Land Acquisition and Land Development Spend
Actual and Projected 4Q14 and FY2015
As of September 30, 2014 (unaudited) – on an adjusted basis (1)
(in millions)
(1) Includes legacy TRI Pointe land acquisition and development spend for the periods prior to July 7, 2014, the closing date of the WRECO transaction.
$97
$87
$170
$174
$92
$124
$143
$177
$38
$62
$89
$117
$92
$106
$81
$87
$-
$50
$100
$150
$200
$250
$300
$350
1Q14 2Q14 3Q14 4Q14P 1Q15P 2Q15P 3Q15P 4Q15P
Land Development Land Acquisition

Emphasis on California

Our attractive land portfolio in California should position us well to continue to generate favorable returns
• Finished lots available for near-term homebuilding operations
• Strategic entitled land positions to support future growth in Inland Empire, San Diego and Los Angeles
• Non-core land sale opportunities to increase cash flow and profits
• Book basis of real estate inventories of approximately $50,000 per lot in Pardee California
(1)
• Focus on land acquisitions for deliveries in 2016 and 2017
(1) As of September 30, 2014
California Land Portfolio

14%
11%
3%
26%
46%
LA/Ventura
Orange County
Inland Empire
San Diego
Northern CA

California Lot Position
As of September 30, 2014
Geographic Breakdown
Significant Land Supply to Fuel Growth
Total Lots Owned
or Controlled
% Owned
Book Basis of Owned
Inventory per lot
LTM Deliveries Years of Supply
Southern California
LA/Ventura 2161 94% $142,208 215 10.1
Orange County 581 54% $399,810 174 3.3
Inland Empire 8,725 100% $36,413 519 16.8
San Diego
4,918 100% $61,056 260 18.9
Total
16,385 98% $64,665 1,168 14.0
Northern California 2,758 87% $114,468 140 19.7
Total California 19,143 96% $71,159 1,308 14.6

2500
2000
1500
1000
500
0
803
292
2,233
686
3Q14
YTD
Combined
California

Washington 13%
Arizona 14%
Virginia 6%
Texas 20%
California 31%
Colorado 1%
Nevada 10%
Maryland 5%

Net New Home Orders - GAAP Combined Company vs California For the periods ended September 30, 2014 (unaudited) YTD by State As of September 30, 2014 (unaudited)

3000
2500
2000
1500
1000
500
0
2,569
811
300
982
3Q14
YTD
Combined
California

Washington 11%
Arizona 12%
Virginia 5%
Texas 17%
California 38%
Colorado 3%
Nevada 9%
Maryland 5%

Net New Home Orders - Adjusted
Combined Company vs California
For the periods ended September 30, 2014 (unaudited) – on an adjusted basis (1)
(1) Includes legacy TRI Pointe operations for the periods prior to July 7, 2014, the closing date of the WRECO transaction. See “Reconciliation of Non-GAAP Financial Measures” in the appendix of this presentation.
YTD by State
As of September 30, 2014 (unaudited) – on an adjusted basis (1)

2500
2000
1500
1000
500
0
842
350
1,976
633
3Q14
YTD
Combined
California

Washington 11%
Arizona 14%
Virginia 7%
Texas 20%
California 32%
Colorado 1%
Nevada 9%
Maryland 6%

New Home Deliveries - GAAP Combined Company vs California For the periods ended September 30, 2014 (unaudited) YTD by State As of September 30, 2014 (unaudited)

2500
2000
1500
1000
500
0
844
352
2,175
810
3Q14
YTD
Combined
California

Washington 10%
Arizona 13%
Virginia 6%
Texas 19%
California 37%
Colorado 2%
Nevada 8%
Maryland 5%

New Home Deliveries - Adjusted
YTD by State
As of September 30, 2014 (unaudited) – on an adjusted basis (1)
(1) Includes legacy TRI Pointe operations for the periods prior to July 7, 2014, the closing date of the WRECO transaction. See “Reconciliation of Non-GAAP Financial Measures” in the appendix of this presentation.
Combined Company vs California
For the periods ended September 30, 2014(unaudited) – on an adjusted basis (1)

1600
1400
1200
1000
800
600
400
200
0
1,440
523
$870,365
$393,876
Combined
California
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
Units
$ Value

Washington 9%
Arizona 7%
Virginia 11%
Texas 15%
California 45%
Colorado 3%
Nevada 5%
Maryland 5%

Backlog – Units and Dollar Value
Combined Company vs California
Three months ended September 30, 2014 (unaudited) (dollars in thousands)
Dollar Value by State
Three months ended September 30, 2014 (unaudited)

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$471,801
$222,277
$1,023,312
$373,526
3Q14
YTD
Combined
California

Washington 9%
Arizona 11%
Virginia 11%
California 36%
Texas 19%
Colorado 1%
Nevada 6%
Maryland 7%

Home Sales Revenue - GAAP
Combined Company vs California
For the periods ended September 30, 2014 (unaudited) (dollars in thousands)
YTD by State
For the nine months ended September 30, 2014 (unaudited)

$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$473,760
$224,236
$1,185,419
$530,931
3Q14
YTD
Combined
California

Washington 7%
Arizona 9%
Virginia 10%
Texas 17%
California 45%
Colorado 1%
Nevada 5%
Maryland 6%

Home Sales Revenue - Adjusted
Combined Company vs California
For the periods ended September 30, 2014 (unaudited) – on an adjusted basis (1)
(dollars in thousands)
YTD by State
For the nine months ended September 30, 2014 (unaudited) – on an adjusted basis (1)
(1) Includes legacy TRI Pointe operations for the periods prior to July 7, 2014, the closing date of the WRECO transaction. See “Reconciliation of Non-GAAP Financial Measures” in the appendix of this presentation.

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.3%
18.6%
20.4%
22.1%
3Q14
YTD
Combined Company, including legacy TRI Pointe (1)
California, including legacy TRI Pointe (1)

Washington, 15.3%
Arizona, 19.5%
Virginia, 20.5%
California, 22.1%
Texas, 20.7%
Maryland, 16.8%
Colorado, 15.4%
Nevada, 18.2%

Homebuilding Gross Margins
Combined Company vs California
For the periods ended September 30, 2014 (unaudited)
YTD Homebuilding GM %
For the nine months ended September 30, 2014 (unaudited) – on an adjusted basis (1)
(1) Includes legacy TRI Pointe operations for the periods prior to July 7, 2014, the closing date of the WRECO transaction. See “Reconciliation of Non-GAAP Financial Measures” in the appendix of this presentation.

28.0%
27.0%
26.0%
25.0%
24.0%
23.0%
22.0%
21.0%
20.0%
26.7%
26.8%
22.7%
22.9%
3Q14
YTD
Combined Company, including legacy TRI Pointe
California, including legacy TRI Pointe

Washington 16.4%
Arizona, 19.8%
Virginia, 21.1%
California, 26.8%
Texas, 21.2%
Maryland, 17.7%
Colorado, 20.3%
Nevada, 19.7%

Adjusted Homebuilding Gross Margins
Combined Company vs California
For the periods ended September 30, 2014 (unaudited)
on an adjusted basis (1)
YTD Homebuilding GM %
For the nine months ended September 30, 2014 (unaudited)
on an adjusted basis (1)
(1) Includes legacy TRI Pointe operations for the periods prior to July 7, 2014, the closing date of the WRECO transaction. See “Reconciliation of Non-GAAP Financial Measures” in the appendix of this presentation.

California Inventory Discussion
Total Pardee CA TPH CA
Inventory
Value
Units
Inventory
Value
Units
Inventory
Value
Units
Models, Homes Completed or Under
Construction
$ 290,320 836 $118,446 413 $171,874 423
Land Under Development or Held for
Future Use
$ 1,019,000 17,564 $678,638 15,615 $340,362 1,949
Real Estate Inventory and Lots Owned $ 1,309,320 18,400 $ 797,084 16,028 $ 512,236 2,372
Land Under Development or Held for
Future Use
Per Lot Per Lot Per Lot
$ 71,159 $ 49,731 $215,951
As of September 30, 2014
(dollars in thousands except per lot)

California Land Optionality

TRI Pointe

PACIFIC OCEAN
CORONADO
DOWNTOWN
CHULA VISTA BAYFRONT REDEVELOPMENT ±500 Acres
IMPERIAL BEACH
CHULA VISTA
CHULA VISTA CROSSING ±781K SF RETAIL
KAISER PERMANENTE ±1.2 MILLION SF
WALMART
AMC THEATRES
VONS
KOHL'S
BABIES R US
STAPLES
LAS AMERICAS PREMIUM OUTLETS ±2.4 MILLION SF RETAIL
PALM PROMENADE ±2.5 MILLION SF RETAIL
3 ½ miles to San Ysidro Border Crossing
5 ½ miles to Otay Mesa Border Crossing
2 ½ miles to Brown Field
13 miles to 32nd St. Naval Station
6 ½ miles to the beach (Imperial Beach)
8 ½ miles to Otay Ranch Town Center
15 miles to downtown San Diego
3 ½ miles to Sea World Aquatica Water Park
3 miles to Sleep Train Amphitheatre
PA-6
FUTURE COMMERCIAL SITE
OPEN SPACE

Potential Land Sale #1 – PA-6 – San Diego, CA
•
Multifamily site in San Diego
consisting of 42.23 net acres
•
Entitled for 912 to 1,578
multifamily units
•
Part of Ocean View Hills
masterplan in Otay Mesa – a
suburban community within
the City of San Diego
•
Listed for Sale with CBRE –
San Diego – Kevin Mulhern
Overview

TRI Pointe GROUP

Planned Housing
Type
Multi-Family
Single Family
Existing Housing
Retail
Proposed Parks
Del Mar Heights Rd
Carmel Canyon Rd
0 0.125 0.25 0.5
Miles

Potential Land Sale #2 – Pacific Highland Ranch –
Employment Site
Overview
•
•
•
•
15.72 Acre Site
Entitled for 600-800,000 sf
of commercial office or
R&D office
Part of Pacific Highlands
Ranch Master Plan
Located on SR-56
between I-5 and I-15
freeways

TRI Pointe GROUP

1
Sacramento
2
San Francisco
3 & 4
Lancaster
5
Los Angeles
6
7
San Diego
5
99
101
15
58
40
14
405
10

Long-Term Land Projects - California
# City County Original Remaining
1 Natomas Sacramento Sacramento
150 150
2 Bear Creek Stockton San Joaquin
700 700
3 Skyline Ranch Santa Clarita Los Angeles
1250 1250
4 Golden Valley Santa Clarita Los Angeles
498 498
5 Butterfield Banning Riverside
4318 4318
6 Meadowood Fallbrook San Diego
844 844
7 South Otay San Diego San Diego
893 893
TOTAL 8,653
Project

Northern California Division
Note: All information relating to projects that are projected to open after September 30, 2014 are estimates
0
2
3
6
10
0
2
4
6
8
10
12
2011 2012 2013 2014P 2015P
as of September 30, 2014
Active Communities – Actual & Projected 4Q14 and FY2015

7
8 8
6
7
8
9
2013 2014P 2015P
as of September 30, 2014
Inland Empire Division
(1) All information relating to projects that are projected to open after September 30, 2014 are estimates
Active Communities – Actual & Projected 4Q14 and FY2015

* Projected
San Diego Division
as of September 30, 2014
Note: All information relating to projects that are projected to open after September 30, 2014 are estimates
4
3
6
0
1
2
3
4
5
6
7
2013 2014P 2015P
Active Communities – Actual & Projected 4Q14 and FY2015

Southern California Division
3
5
8
12
15
0
2
4
6
8
10
12
14
16
2011 2012 2013 2014P 2015P
as of September 30, 2014
Active Communities – Actual & Projected 4Q14 and FY2015
Note: All information relating to projects that are projected to open after September 30, 2014 are estimates

Appendix

Reconciliation of Non-GAAP Financial Measures
(unaudited)
In this presentation, we utilize certain financial measures that are non-GAAP financial measures as defined by the Securities and
Exchange Commission.   We present these measures because we believe they and similar measures are useful to management and investors in evaluating the company’s operating performance and financing structure. We also believe these measures facilitate the comparison of our operating performance and financing structure with other companies in our industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.
The following table reconciles homebuilding gross margin percentage, as reported and prepared in accordance with GAAP, to the non-
GAAP measure adjusted homebuilding gross margin percentage. We believe this information is meaningful as it isolates the impact that leverage has on homebuilding gross margin and permits investors to make better comparisons with our competitors, who adjust gross margins in a similar fashion.
September 30, 2014
Three Months Ended Nine Months Ended
$ % $ %
(dollars in thousands)
Home sales $ 471,801 100.0%
1,023,312 100.0%
Cost of home sales 385,400 81.7%
819,377 80.1%
Homebuilding gross margin 86,401 18.3%
203,935 19.9%
Add: interest in cost of home sales 7,702 1.6%
16,342 1.6%
Add: purchase accounting adjustment 12,961 2.8%
12,961 1.3%
Adjusted homebuilding gross margin $ 107,064 22.7%
233,238 22.8%
Homebuilding gross margin percentage
18.3% -
19.9% -
Adjusted homebuilding gross margin percentage 22.7% -
22.8% -

September 30, 2014
Three Months Ended
Nine Months Ended
Combined
Reported
Legacy
Adjustments
Combined
Adjusted
Combined
Reported
Legacy
Adjustments
Combined
Adjusted
Supplemental Operating Data: (dollars in thousands)
Home sales revenue $ 471,801 $ 1,959 $ 473,760 $ 1,023,312 $162,107
$1,185,419
Net new home orders 803 8 811 2,233 336 2,569
New homes delivered 842 2 844 1,978 197
2,175
Average selling price of homes
delivered
$ 560 $ 979 $ 561 $ 517 $823 $ 545
Average selling communities 107.0 NA 107.0 98.5 NA
98.5
Selling communities at end of
period
106 NA 106 106 NA
106
Cancellation rate 18% NA 18% 16% NA 16%
Backlog (estimated dollar value) $ 870,365 NA $ 870,365 NA NA
NA
Backlog (homes) 1,440 NA 1,440 NA NA NA
Average selling price in backlog $ 604 NA $ 604 NA NA
NA
Homebuilding Margin 18.3% 15.0% 18.3% 19.9% 23.1% 20.4%
Adjusted Homebuilding Margin 22.7% 15.5% 22.7% 22.8% 23.8% 22.9%
Reconciliation of Non-GAAP Financial Measures
(cont’d)(unaudited)
The merger with Weyerhaeuser Real Estate Company (“WRECO”) was accounted for as a "reverse acquisition" of TRI Pointe by WRECO in accordance with ASC Topic 805, "Business Combinations." As a result, legacy TRI Pointe's financial results are not included in the combined company’s GAAP results for any period prior to July 7, 2014, the closing date of the merger. This schedule provides certain supplemental financial and operations information of the combined company that is "Adjusted" to include legacy TRI Pointe stand-alone operations.  No other adjustments have been made to the supplemental combined company information provided and this information is summary only and may not necessarily be indicative of the results had the merger occurred at the beginning of the periods presented or the financial condition to be expected for the remainder of the year or any future date or period.
The following schedule provides certain supplemental financial and operations information of the combined company that is "Adjusted" to include legacy TRI Pointe stand-alone operations for (i) the period from July 1, 2014 through July 7, 2014 and (ii) the three months ended
September 30, 2013, as though the WRECO merger was completed on January 1, 2013.

Reconciliation of Non-GAAP Financial Measures
(cont’d)(unaudited)
LTM Revenue as of September 30, 2014
(in thousands)
Combined
Reported
Legacy
Adjustments
Combined
Adjusted
Supplemental Operating Data:
Combined LTM Revenue $1,497,144 $281,082 $1,778,226